                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 March 19, 1998


                       Advanta Mortgage Loan Trust 1998-1
             (Exact name of registrant as specified in its charter)


         New York                   333-37107-02        Application Pending
(State or Other Jurisdiction      (Commission File       (I.R.S. Employer
      of Incorporation)                Number)           Identification No.)


  c/o Advanta Mortgage Conduit                                 92127
         Services, Inc.                                      (Zip Code)
   Attention:  Milton Riseman
    16875 West Bernardo Drive
      San Diego, California
---------------------------------------
(Address of Principal Executive Offices)


      Registrant's telephone number, including area code (619) 674-1800
      -----------------------------------------------------------------
                                    No change

        (Former name or former address, if changed since last report)

Item 2.  Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Advanta Mortgage Conduit Services, Inc. registered an issuance of $3,500,000,000 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-37107-02) (the "Registration Statement"). Pursuant to the Registration Statement, Advanta Mortgage Loan Trust 1998-1 (the "Registrant" or the "Trust") issued approximately $900,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates, Series 1998-1 (the "Certificates"), on March 19, 1998 (the "Closing Date"). This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") attached hereto as Exhibit 4.1, dated as of March 1, 1998, among Advanta Mortgage Conduit Services, Inc. (the "Company"), Advanta Mortgage Corp. USA, in its capacity as Master Servicer (the "Master Servicer") and Bankers Trust Company of California, N.A., in its capacity as Trustee (the "Trustee"). The Certificates consist of thirteen classes, the Class A-1 Group I Certificates, the Class A-2 Group I Certificates, the Class A-3 Group I Certificates, the Class A-4 Group I Certificates, the Class A-5 Group I Certificates, the Class A-6 Group I Certificates, the Class A-IO Group I Certificates, the Class A-7 Combination Certificates*, the Class A-8 Group II Certificates (collectively, the "Class A Certificates"), the Class M-1 Group II Certificates, the Class M-2 Group II Certificates (together, the "Mezzanine Certificates"), the Class B-1 Group II Certificates (the "Class B Certificates" and together with the Mezzanine Certificates, the "Subordinate Certificates") and the Class R Certificates (Residual Interest) (the "Class R Certificates"). The Class A Certificates and the Subordinate Certificates, collectively, are the "Offered Certificates". The Offered Certificates and the Class R Certificates are together referred to herein as the "Certificates". The Certificates initially evidence, in the aggregate, 100% of the undivided beneficial ownership interests in the Trust.

*Owners of the Class A-7 Certificates will be purchasing two separate, undivided interests in the Mortgage Loans, which interests are represented by the Component I certificate ("Component I") and the Component II certificate ("Component II"), respectively. Component I represents the interest in Group I; Component II represents the interest in Group II.

            The assets of the Trust initially will include two investment pools (each, a "Mortgage Loan Group" or "Group") of closed-end mortgage loans (the "Mortgage Loans") secured by mortgages or deeds of trust (the "Mortgages") on one-to-four family residential properties. The Class A Certificates (other than the Class A-1 Certificates and Class A-7 Certificates) represent undivided ownership interests in a pool of fixed-rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position. The Subordinate Certificates, the Class A-1 Certificates and the Class A-7 Certificates represent undivided ownership interests in a group of adjustable rate Mortgage Loans secured by Mortgages which may be either in a first or in a junior lien position.

            Interest distributions on the Offered Certificates are based on the Certificate Principal Balance thereof and the then applicable Pass-Through Rate thereof.

            The Class A-1 Certificates have an aggregate principal amount of $143,000,000. The Class A-2 Certificates have an aggregate principal amount of $89,000,000. The Class A-3 Certificates have an aggregate principal amount of $64,000,000. The Class A-4 Certificates have an aggregate principal amount of $42,000,000. The Class A-5 Certificates have an aggregate principal amount of $68,000,000. The Class A-6 Certificates have an aggregate principal amount of $50,000,000. The Class A-7 Certificates have an aggregate principal amount of $330,000,000**. The Class A-8 Certificates have an aggregate principal amount of $44,000,000. The Class M-1 Certificates have an aggregate principal amount of $26,000,000. The Class M-2 Certificates have an aggregate principal amount of $23,000,000. The Class B-1 Certificates have an aggregate principal amount of $21,000,000. No principal payments are distributed with respect to the Class A-IO Certificates. Interest on the Class A-IO will be distributed and calculated on the basis of a notional principal balance equal to the aggregate outstanding Principal Balance of the Class A-6 Certificates (the "Notional Principal Balance").

            As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated October 30, 1997 and the Prospectus Supplement dated March 12, 1998 filed pursuant to Rule 424(b)(5) of the Act with the Commission.


**Component I represents $44,000,000 of the original Certificate Principal Balance of the Class A-7 Combination Certificates; Component II represents $286,000,000 of the original Certificate Principal Balance of the Class A-7 Combination Certificates.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            1.1 Underwriting Agreement, dated March 12, 1998, among Advanta Mortgage Conduit Services, Inc. and Morgan Stanley & Co. Incorporated, as Representative of the Underwriters (the "Representative").

            4.1 Pooling and Servicing Agreement, dated as of March 1, 1998, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

            4.2 Master Loan Transfer Agreement, dated June 15, 1997, among Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank, Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp. Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta Finance Corp. and Advanta Mortgage Corp. USA (collectively, the "Affiliated Originators"), Advanta Conduit Receivables Inc. and Bankers Trust Company of California, N.A., as Trustee.

            4.3 Conveyance Agreement, dated March 19, 1998, among Advanta Mortgage Conduit Services, Inc., the Affiliated Originators, Advanta Conduit Receivables, Inc. and Bankers Trust Company of California, N.A.

            4.4 Certificate Guaranty Insurance Policy delivered by MBIA Insurance Corporation.

            4.5   Advanta Mortgage Holding Company Guaranty.

            10.1 Indemnification Agreement, dated March 12, 1998, among MBIA Insurance Corporation, Advanta Mortgage Conduit Services Inc. and the Representative.

            23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of MBIA Insurance Corporation and their report.

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ADVANTA MORTGAGE LOAN
                                          TRUST 1998-1

                                    By:  Advanta Mortgage Conduit Services,
                                           Inc., as Sponsor


                                          By:/s/ Mark T. Dunsheath
                                             -----------------------------------
                                             Name:  Mark T. Dunsheath
                                             Title: Vice President


Dated: March 19, 1998

                                  EXHIBIT INDEX


Exhibit
No.         Description
-------     ------------
    1.1     Underwriting Agreement, dated March 12, 1998, among Advanta Mortgage
            Conduit Services, Inc. and Morgan Stanley & Co. Incorporated, as
            Representative of the Underwriters (the "Representative").

    4.1     Pooling and Servicing Agreement, dated as of March 1, 1998, among
            Advanta Mortgage Conduit Services, Inc., as Sponsor, Advanta
            Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of
            California, N.A., as Trustee.

    4.2     Master Loan Transfer Agreement, dated June 15, 1997, among Advanta
            Mortgage Conduit Services, Inc., as Sponsor, Advanta National Bank,
            Advanta Mortgage Corp. Midatlantic, Advanta Mortgage Corp.
            Midatlantic II, Advanta Mortgage Corp. Midwest, Advanta Mortgage
            Corp. of New Jersey, Advanta Mortgage Corp. Northeast, Advanta
            Finance Corp. and Advanta Mortgage Corp. USA (collectively, the
            "Affiliated Originators"), Advanta Conduit Receivables Inc. and
            Bankers Trust Company of California, N.A., as Trustee.

    4.3     Conveyance Agreement, dated March 19, 1998, among Advanta Mortgage
            Conduit Services, Inc., the Affiliated Originators, Advanta Conduit
            Receivables, Inc. and Bankers Trust Company of California, N.A.

    4.4     Certificate Guaranty Insurance Policy delivered by MBIA Insurance
            Corporation.

    4.5     Advanta Mortgage Holding Company Guaranty.

   10.1     Indemnification Agreement, dated March 12, 1998, among MBIA
            Insurance Corporation, Advanta Mortgage Conduit Services Inc. and the Representative.

   23.1 Consent of Coopers & Lybrand L.L.P. regarding financial statements of MBIA Insurance Corporation and their report.